VALERO ENERGY CORPORATION
                               1990
                      RESTRICTED STOCK PLAN
                               for
                      NON-EMPLOYEE DIRECTORS

            Amended and Restated as of August 22, 1996


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      1990 RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

                        TABLE OF CONTENTS

                                                                      Page

1.   Purpose and Effective Date of Plan.................................1

2.   Certain Definitions................................................1

3.   Shares Subject to the Plan.........................................2

4.   Eligibility........................................................2

5.   Automatic Grants to Outside Directors..............................2

6.   Administration of the Plan.........................................4

7.   Restrictions Applicable to Restricted Shares.......................5

8.   Forfeiture; Completion of Restriction Period.......................8

9.   Adjustment in Event of Changes in Common Stock.....................9

10.  Non-alienation of Benefits.........................................9

11.  Appointment of Attorney-in-fact....................................9

12.  Withholding Taxes..................................................9

13.  Amendment and Termination of Plan.................................10

14.  Execution of Agreement............................................10

15.  Government and Other Regulations..................................10

16.  No Right to Renomination..........................................11

17.  Non-exclusivity of Plan...........................................11

18.  Governing Law.....................................................11

19.  Miscellaneous Provisions..........................................11


1.   PURPOSE AND EFFECTIVE DATE OF PLAN.

     The purpose of this Plan is to supplement the compensation paid to Outside Directors, to increase their proprietary interest in the Company, to attract and retain persons of outstanding caliber to serve as Directors of the Company and to enhance their identification with the interests of the Company's stockholders by grants of Common Stock. The Plan was adopted and shall be effective on November 14, 1990 (the "Effective Date"). Bonus Shares awarded under the Plan shall be in addition to, and shall not replace, any cash or other compensation arrangement available to Outside Directors.

2.   CERTAIN DEFINITIONS.

          (a) "Annual Meeting" shall mean the annual meeting of stockholders for election of directors of the Company. In the event of any adjournment of any such meeting, the date on which the inspectors appointed for such meeting declare directors to have been elected shall be deemed the meeting date for purposes of the Plan.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c) "Common Stock" shall mean the Common Stock, par value $1.00 per share, of the Company, including a Preference Share Purchase Right.

          (d) "Company" shall mean Valero Energy Corporation, a Delaware corporation.

          (e) "Compensation Committee" shall mean the Compensation Committee of the Board of Directors of the Company.

          (f) "Employee Director" shall mean a member of the Board who is an employee of the Company or any subsidiary of the Company.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" shall mean the average of the highest and lowest sales prices of the Company's Common Stock on a Grant Date (or if Common Stock was not traded on such day, the first day following the Grant Date on which Common Stock was traded) as reported in the Wall Street Journal under the heading "New York Stock Exchange Composite Transactions" or any successor heading.

          (i) "Grant Date" shall mean the date on which Shares are awarded to an Outside Director pursuant to Paragraph 5.

          (j) "Mandatory Retirement Policy" shall mean the policy set forth in Article II, Section 1, of the By-laws of the Company, or any successor policy.

          (k) "Outside Director" shall mean a member of the Board who is not an employee of the Company or any subsidiary of the Company.

          (l) "Plan" shall mean this Valero Energy Corporation 1990 Restricted Stock Plan for Non-Employee Directors.

          (m) "Preference Share Purchase Rights" shall have the meaning specified in Paragraph 7(f)(v).

          (n) "Restriction Period" shall mean the period of time, as specified in Paragraph 8, applicable to Restricted Shares granted under the Plan.

          (o) "Restricted Shares" or "Shares" shall mean shares of Common Stock granted to an Outside Director pursuant to Paragraph 5.

          (p) "Restricted Shares Agreement" shall mean the agreement described in Paragraph 5.

          (q) "Retained Distributions" shall mean distributions which are retained by the Company pursuant to Paragraph 7(e)(ii).

          (r) "Subsidiary of the Company" shall mean any corporation, partnership or other entity in which the Company owns, directly or indirectly, a controlling interest.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Paragraphs 9 and 19(d) below, the maximum aggregate number of shares of Common Stock that may be granted under the Plan shall be 100,000 Shares; provided however, that any Shares granted under the Plan which are forfeited pursuant to the terms of the Plan or otherwise surrendered shall again become available for grant under the Plan. Shares withheld by the Company, or delivered to the Company, to pay taxes pursuant to Paragraph 12 shall not be available for additional grants under the Plan.

     (b) The Shares may be, in whole or in part, authorized but unissued shares of Common Stock or shares of Common Stock previously issued and outstanding and reacquired by the Company.

     (c) The Company shall not be required to issue fractional Shares, and in lieu thereof any fractional Shares shall be rounded to the next higher number of whole Shares.

     (d) The Company shall have no obligation to register the Shares with the Securities and Exchange Commission, either prior to or after being granted to an Outside Director.

4.   ELIGIBILITY.

     The only persons eligible to participate in the Plan shall be Outside Directors. An Employee Director who retires from employment with the Company or any Subsidiary of the Company shall be (without further action by the Committee) eligible to participate in the Plan and shall be entitled to receive a grant of Restricted Stock immediately upon the commencement of his or her service as an Outside Director.

5.   AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

     (a) Each person who is an Outside Director at the Effective Date shall be automatically granted that number of Restricted Shares which is determined by dividing $31,000 by the Fair Market Value of a share of the Common Stock on the Effective Date; provided however, that any Outside Director whose current term of office shall be scheduled to end prior to the third Annual Meeting following the Effective Date and who will not be eligible at the end of his current term to stand for reelection to an additional term as a Director of the Company due to the Mandatory Retirement Policy, or who has advised the Board that he does not intend to seek reelection as a Director at the end of his current term, shall in lieu of such amount be automatically granted the number of Restricted Shares determined by dividing the appropriate sum set forth below by the Fair Market Value of a share of the Common Stock on the Effective Date:

Years Remaining                              Value of
to End of Term                               Restricted Shares Granted

less than 1 year                             -0-

at least 1 year but less than 2 years        $8,000

at least 2 years but less than 3 years       $16,000

          For purposes of applying the foregoing provision, the term of each Class I Director shall be deemed to end April 30, 1993, the term of each Class II Director and of each Director who is without classification shall be deemed to end April 30, 1991 and the term of each Class III Director shall be deemed to end April 30, 1992.

     (b) Each person who is first elected or appointed an Outside Director after the Effective Date (or who is eligible for an additional grant of Restricted Shares pursuant to Paragraph 5(c) below) shall be automatically granted on the date so elected or appointed the number of Restricted Shares determined by dividing the sum of $45,000 by the Fair Market Value of a share of the Common Stock on such Grant Date; provided however, that if any such Outside Director would not be eligible for reelection to an additional term as a Director of the Company at the end of his term due to the Mandatory Retirement Policy (or shall have advised the Board that he does not intend to seek reelection at the end of such term), such Outside Director shall, in lieu of such amount, be automatically granted the number of Restricted Shares determined by dividing the sum set forth below by the Fair Market Value of a share of the Common Stock on such Grant Date:

Number of Annual Meetings Scheduled
to Occur Prior to the Annual Meeting
at Which Such Outside Director's            Value of
Term of Office Ends                         Restricted Shares Granted

None                                        $15,000

One                                         $30,000

Two                                         $45,000

          For purposes of applying the foregoing provision, the Annual Meeting at which a Director is elected or appointed shall be excluded in determining the appropriate number of Annual Meetings.

     (c) Each Outside Director who has previously received a grant of Restricted Shares under the Plan and who is reelected for an additional term as an Outside Director at, or whose term of office otherwise continues following the date of, any Annual Meeting on which all such Restricted Shares have become fully vested pursuant to Paragraph 7 shall thereupon receive an additional automatic grant of Restricted Shares in accordance with Paragraph 5(b); provided however, that if the Restriction Period with respect to such Restricted Shares has ended due solely to a Change of Control of the Company, such Outside Director shall not be eligible to receive an additional grant of Restricted Shares until the date of the Annual Meeting upon which, had such Change of Control not occurred, such Outside Director would otherwise have become eligible to receive such an additional grant.

     (d) The value of any Restricted Shares granted pursuant to Paragraphs 5(b) or 5(c) above shall be adjusted for grants made in calendar years subsequent to 1991 as follows: the dollar amount of each grant during any calendar year after 1991 will be adjusted using the prior year's applicable grant amount (e.g., either $15,000, $30,000 or $45,000 for 1991) as a base amount and adjusting such preceding year's applicable base amount for projected inflation by multiplying such base amount by a fraction in which the numerator is the annual average Consumer Price Index-U ("CPI-U") in the Survey of Current Business published by the United States Department of Commerce, Bureau of Economic Analysis, for such preceding year and the denominator is the CPI-U for the second immediately preceding year. In the event that CPI-U is not available at the date a grant is required to be made pursuant to the foregoing provisions, such grant shall be made as soon as such information is available, but the dates of which such Restricted Stock shall vest pursuant to Paragraph 8 shall be determined as if such grant were made on the date otherwise required hereunder.

     (e) The Corporate Secretary of the Company shall promptly cause the Company to enter into an agreement ("Restricted Share Agreement") with each Outside Director granted Restricted Shares pursuant to this Paragraph 5, and shall cause the Company to issue such Restricted Shares, all without further action by the Company, the Board, the Compensation Committee or the Special Committee. Each Outside Director receiving an automatic grant of Restricted Shares pursuant to this Paragraph 5 is referred to herein as a "Participant." The execution and delivery of a Restricted Shares Agreement shall be a condition precedent to the issuance of Restricted Shares to a Participant.

6.   ADMINISTRATION OF THE PLAN.

     (a) Except as otherwise set forth herein, the Plan shall be administered by the Compensation Committee, as appointed and constituted from time to time by the Board so long as the Compensation Committee is composed solely of two or more Non-Employee Directors" (as defined in Rule 16b-3 under the Exchange
Act). In the event the Compensation Committee shall fail to meet the foregoing criteria, then additional or different persons shall be appointed by the Board of Directors for purposes of administering this Plan so that the committee administering this Plan shall be composed solely of two or more Non-Employee Directors.

     (b) In connection with its administration of this Plan, the Compensation Committee is empowered to:

          (i) Make rules and regulations for the administration of the Plan that are not inconsistent with the terms and provisions of this Plan;

          (ii) Construe all terms, provisions, conditions and limitations of the Plan in good faith, and adopt amendments to the Plan;

          (iii) Make equitable adjustments for any mistakes or errors in the administration of this Plan or deemed to be necessary as the result of any unusual situation or any ambiguity in the Plan;

          (iv) Select, employ and compensate, from time to time, consultants, accountants, attorneys and other agents and employees as the Compensation Committee may deem necessary or advisable for the proper and efficient administration of this Plan.

     (c) The foregoing list of express powers granted to the Compensation Committee upon the adoption of this Plan is not necessarily intended to be either complete or exclusive, and the Compensation Committee shall, in addition to the specific powers granted by this Plan, have such powers not inconsistent with the Plan or Rule 16b-3, whether or not expressly authorized herein, which it may deem necessary, desirable, advisable, proper, convenient or appropriate for the supervision and administration of this Plan. Except as otherwise specifically provided herein, the decisions and judgment of the Compensation Committee on any question or claim arising hereunder shall be final, binding and conclusive upon the Participants and all persons claiming by, through or under a Participant.

     (d) Notwithstanding the foregoing, the Compensation Committee shall have no authority to exercise discretion with respect to the selection of any Outside Director as a Participant in the Plan, the determination of the number of Restricted Shares that are allocated to any such Outside Director or the terms or conditions of any such allocation, and shall have no authority to amend any provision of the Plan relating to eligibility for participation in the Plan, the amount or timing of grants under the Plan or the imposition or removal of restrictions on the vesting of Restricted Shares.

     (e) Distributions of Shares may, as the Compensation Committee shall in its sole discretion determine, be made from authorized but unissued shares or from treasury or reacquired shares.

7.   RESTRICTIONS APPLICABLE TO RESTRICTED SHARES.

     (a) All Restricted Shares granted pursuant to Paragraph 5 of the Plan shall be subject to the risk of forfeiture and the certificates representing such Restricted Shares shall contain the restrictive legend set forth in Paragraph 7(c) below during the applicable Restriction Period. The Restriction Period for each grant of Restricted Shares shall commence as of the Grant Date.

     (b) The Restriction Period for any Restricted Shares previously issued to an Outside Director shall end and the Restricted Shares and any related Retained Distributions shall become nonforfeitable on the earlier of any of the following events:

          (i) The date an Outside Director ceases to be a Director of the Company by reason of the Mandatory Retirement Policy;

          (ii) The date an Outside Director completes his tenure as a Director of the Company as provided in the By-laws of the Company and declines to stand for reelection;

          (iii) The date an Outside Director, having been nominated for and agreed to stand for reelection, is not reelected by the stockholders of the Company to serve as a member of the Board;

          (iv) The date of the death of an Outside Director;

          (v) The date an Outside Director certifies in writing to the Company that he is resigning as a member of the Board due to medical or health reasons which render such Outside Director unable to continue to serve as a member of the Board;

          (vi) Subject to the provisions of and definitions contained in Paragraph 7(f), the occurrence of a Change of Control of the Company; or

          (vii)     The date specified in Paragraph 7(g).

     (c) Restricted Shares, when issued, will be represented by a stock certificate or certificates registered in the name of the Outside Director to whom such Restricted Shares shall have been granted. Each such certificate and any securities constituting Retained Distributions shall bear a legend in substantially the following form:

          "The shares represented by this certificate are subject to the terms and conditions (including forfeiture and restrictions against transfer) contained in the Valero Energy Corporation 1990 Restricted Stock Plan for Non-Employee Directors. A copy of such Plan is on file in the Office of the Corporate Secretary of Valero Energy Corporation."

     (d) Each certificate shall be deposited by the Outside Director with the Treasurer, Corporate Secretary, Stock Plan Administrator or Transfer Agent of the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or that shall not become nonforfeitable in accordance with the Plan.

     (e) Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Outside Director will have the right to vote such Restricted Shares, to receive and retain all regular cash dividends paid on such Restricted Shares and to exercise all other rights, power and privileges of a holder of Common Stock with respect to such Restricted Shares, with the exception that:

          (i) the Outside Director will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period applicable to such shares or a portion thereof shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled;

          (ii) other than cash dividends and rights to purchase stock which might be distributed to shareholders of the Company, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares with respect to which they were made, paid or declared) until such time, if ever, as the Restriction Period applicable to the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have expired, and such Retained Distributions shall not bear interest or be segregated in separate accounts;

          (iii) upon the breach of any restrictions, terms or conditions provided in the Plan with respect to any Restricted Shares or Retained Distributions, such Restricted Shares and any related Retained Distributions shall thereupon be automatically forfeited.

     (f) A "Change of Control" as used herein, shall mean each occurrence of any one or more of the following events:

          (i) any person (excluding any employee benefit plan of the Company or of a Subsidiary of the Company, any trustee, administrator or other entity administering any such plan, and the Company or any Subsidiary of the Company) or any partnership, entity, syndicate or other group (a "Group") formed for the purpose of acquiring, holding or disposing of Voting Securities of the Company within the meaning of Rule 13(d) under the Exchange Act which theretofore beneficially owns less than 20% of the Voting Securities of the Company then issued and outstanding shall publicly announce, or shall file with the Securities and Exchange Commission a Schedule 13D pursuant to Section 13(d) of the Exchange Act (or successor form pursuant to such or any successor provision) indicating, that it has acquired (whether in one or more transactions) Voting Securities of the Company that result in such person or Group directly or indirectly beneficially owning 20% or more of the Voting Securities of the Company;

          (ii) any person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or a of Subsidiary of the Company and any trustee, administrator or other entity administering any such plan) or Group shall commence a tender offer or exchange offer for 30% or more of the Voting Securities of the Company, or for any number or amount of Voting Securities of the Company which, if such offer were to be fully subscribed and all Voting Securities of the Company for which such tender or exchange offer is made were to be purchased or exchanged pursuant to such offer, would result in such person or Group directly or indirectly beneficially owning 50% or more of the Voting Securities of the Company;

          (iii) during any period of 24 consecutive months, there shall be a change in the composition of the Board of Directors of the Company such that the persons who at the beginning of any such period constituted a majority of the Directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, unless the election, or the nomination for election, by the shareholders of the Company, or the appointment by the Board of Directors, of each new Director during such 24 month period was approved by the vote at a meeting or the written consent of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period;

          (iv) the shareholders of the Company shall approve an agreement providing either for any merger, consolidation, combination or other transaction in which the Company will cease to be an independent publicly owned corporation, or for the liquidation or the sale of all or substantially all of the assets of the Company; or

          (v) the occurrence of the "Distribution Date" with respect to the Company's Preference Share Purchase Rights (the "Preference Share Purchase Rights"), as such term is defined in that certain Rights Agreement, dated as of October 26, 1995, as amended, by and between the Company and Harris Trust & Savings Bank, as Rights Agent.

     As used in this Paragraph 7(f), the term "Voting Securities" shall mean the Common Stock, any other equity security of the Company ordinarily entitled to vote for Directors at meetings of the stockholders of the Company and any debt or equity security of the Company convertible into Common Stock or another security so entitled to vote for the election of Directors of the Company. In calculating the percentage of Voting Securities owned by a person or Group, securities that are immediately convertible, or by their terms, upon the occurrence of any event or the lapse of time, or both, will become convertible into or exchangeable or exercisable for shares of Common Stock (or other Voting Securities) of the Company shall be deemed to represent the number of whole shares of Common Stock (or other Voting Securities) of the Company into which such securities are then or will become ultimately convertible or for which they are then or will become ultimately exchangeable or exercisable, and the total number of issued and outstanding shares of Common Stock (or other Voting Securities) of the Company shall be determined on a pro forma basis after giving effect to such conversion. The percentage of Voting Securities held by a person or Group shall be deemed to be equal to the percentage of the number of the votes that could be cast for the election of Directors of the Company at a meeting of stockholders that such person or Group would be entitled to so cast after giving effect to the provisions of the preceding sentence. As used in this Paragraph 7(f), the term "person" shall include any individual, corporation, partnership, firm or other entity.

     (g) Except as otherwise provided herein, the Restriction Period shall terminate as follows:

          (i) In the case of each Outside Director receiving a grant of Restricted Shares pursuant to Paragraph 5(a), the Restriction Period shall terminate on (A) August 31, 1991, with respect to Shares having a Fair Market Value on the Grant Date of $8,000, (B) the date of the 1992 Annual Meeting with respect to Shares having a Fair Market Value on the Grant Date of $8,000, and (C) the date of the 1993 Annual Meeting with respect to Shares having a Fair Market Value on the Grant Date of $15,000;

          (ii) In the case of each Outside Director receiving a grant of Restricted Shares pursuant to Paragraph 5(b) or 5(c), the Restriction Period shall terminate on the date of each Annual Meeting to occur following the Grant Date with respect to Shares having a Fair Market Value on the Grant Date of $15,000 (such amount to be subject to adjustment in the same manner as set forth in Paragraph 5(d)).

8.   FORFEITURE; COMPLETION OF RESTRICTION PERIOD.

     (a) If an Outside Director ceases to be a member of the Board for any reason other than as set forth in Paragraph 7(b), then all Restricted Shares and all Retained Distributions with respect thereto issued to such Outside Director and to which the Restriction Period still applies shall be forfeited to the Company and the Outside Director shall not have any rights (including dividend and voting rights) with respect to such forfeited Restricted Shares and Retained Distributions.

     (b) Upon the completion of the Restriction Period with respect to all or any portion of an Outside Director's Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions, such Restricted Shares and any Retained Distributions with respect to such Restricted Shares shall become nonforfeitable. The Company shall promptly thereafter issue and deliver to the Outside Director new stock certificates or instruments representing such Restricted Shares and Retained Distributions registered in the name of the Outside Director or, if deceased, his or her legatee, personal representative or distributee, which do not contain the legend set forth in Paragraph 7(c); provided, however, (i) such new stock certificates may be required to bear a restrictive legend, indicating that such shares have not been registered under the Securities Act of 1933, if determined to be appropriate by counsel for the Company, and (ii) the Company may require, as a condition precedent to the issuance of any such certificates, that the Outside Director, or other person receiving such certificates, execute and deliver to the Company a letter, in a form satisfactory to counsel for the Company, to the general effect that such shares are being acquired by such person for investment only and not with a view to distribution.

9.   ADJUSTMENT IN EVENT OF CHANGES IN COMMON STOCK.

     In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, liquidation or other similar event, the aggregate number and class of Restricted Shares and other securities or property available for grant under the Plan shall be automatically adjusted so that the total number of shares of Common Stock or other securities or property issuable under the Plan immediately following such event shall be the number of shares of Common Stock and other securities or property which, had all remaining shares of Common Stock available under the Plan been granted to a single holder immediately prior to such event, would be held or received by such holder immediately following such event.

10.  NON-ALIENATION OF BENEFITS.

     No Shares, Retained Distributions, or other rights or benefits under the Plan or any Restricted Shares Agreement shall be subject, prior to the end of any applicable Restriction Period or other restrictive period, to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge (other than by will or the laws of descent and distribution), and any such attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No Shares, Retained Distributions, or other rights or benefits under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such right or benefit. If any Outside Director or other person claiming by, through or under an Outside Director hereunder should attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge any Shares, Retained Distributions, or any right or benefit hereunder, prior to the end of any applicable Restriction Period or other restrictive period, then such Restricted Shares and related Retained Distributions shall be automatically forfeited and such rights or benefits shall cease and terminate.

11.  APPOINTMENT OF ATTORNEY-IN-FACT.

     Upon the issuance of any Restricted Shares and the delivery by an Outside Director of the stock power referred to in Paragraph 7(d) hereof, such Outside Director shall be deemed to have appointed the Company, acting through its Corporate Secretary, its successors and assigns, the attorney-in-fact of the Outside Director, with full power of substitution, for the purpose of carrying out the provisions of this Plan and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact shall be irrevocable and coupled with an interest. The Company as attorney-in-fact for the Outside Director may, in the name and stead of the Outside Director, make and execute all conveyances, assignments and transfers of the Restricted Shares and Retained Distributions deposited with the Company pursuant to the Plan and the Outside Director hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue thereof. Nevertheless, the Outside Director shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgement of the Company, be advisable for the purpose.

12.  WITHHOLDING TAXES.

     (a) At the time any Restricted Shares become nonforfeitable under the Plan (or, if at the time of receipt the recipient shall not be subject to taxation with respect to such Shares, at such later date as such recipient becomes subject to taxation with respect to such Shares; whichever such date is applicable being referred to herein as the "tax date"), the recipient shall make a cash payment to the Company equal to the amount required by applicable provisions of law to be withheld by the Company in connection with federal income tax, F.I.C.A. and all other federal, state and local taxes in respect of such Shares (or such greater amount as the recipient shall elect to have withheld in respect of such taxes; whichever such amount is applicable being referred to herein as the "tax amount"); provided, that subject to the prior approval of the Committee, the recipient may elect that all or any portion of the tax amount be collected by withholding from the number of Shares otherwise to be delivered to the recipient that number of Shares having a Fair Market Value on the tax date equal to all or any portion of the amount otherwise to be collected subject to any limitations prescribed by applicable law, in all cases, only that number of whole Shares the Fair Market Value of which does not exceed the tax amount shall be withheld or delivered and the recipient shall make a cash payment to the Company equal to any excess amount to be withheld or collected. In lieu of the foregoing withholding procedure, a recipient, subject to the prior approval of the Committee, may satisfy the tax withholding or collection requirement by delivering to the Company on the tax date certificates for other shares of Common Stock already owned by the recipient, endorsed in blank with appropriate signature guarantee, having a Fair Market Value on the tax date equal to the tax amount. Any and all taxes payable with respect to income of a Participant or other recipient resulting from the grant or issuance of any Shares hereunder shall be the sole responsibility of the Participant or other recipient, not of the Company, whether or not the Company shall have withheld or collected from the Participant any sums required to be so withheld or collected in respect of such income, and whether or not any sums so withheld or collected shall be sufficient to provide for any such taxes. The determination of any tax resulting from the award or vesting of Shares or from cash or other distributions with respect to Shares or Retained Distributions shall be the sole responsibility of the Participant.

     (b) To the extent permitted under the Internal Revenue Code of 1986, as amended, an Outside Director granted Restricted Shares may elect (which, apart from any other notice required by law, shall require that the Outside Director notify the Company of such election at the time it is made) within 30 days after the Grant Date to include in gross income for Federal income tax purposes an amount equal to the Fair Market Value of such Shares at the Grant Date.

13.  AMENDMENT AND TERMINATION OF PLAN.

     Subject to the provisions of Paragraph 6(d), the Compensation Committee may at any time terminate, modify or amend the Plan as it shall deem advisable. Notwithstanding the foregoing, shareholder approval shall be obtained for any action with respect to the Plan to the extent required by applicable state or federal rules, regulations or laws. No termination or amendment of the Plan shall adversely affect the rights of any Outside Director under any grant previously made.

14.  EXECUTION OF AGREEMENT.

     Each grant hereunder shall be contingent upon the execution by the Outside Director of a Restricted Shares Agreement pursuant to which such Outside Director shall agree in writing to the terms and conditions set forth in this Plan or by counsel to the Company in order to comply with the federal or state securities laws or other legal requirements.

15.  GOVERNMENT AND OTHER REGULATIONS.

     Notwithstanding any other provisions of the Plan, the obligations of the Company with respect to Restricted Shares or Retained Distributions shall be subject to all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required or deemed appropriate by the Company. The Company reserves the right to delay or restrict, in whole or in part, the issuance or delivery of Common Stock pursuant to any grants of Restricted Shares or Retained Distributions under the Plan until such time as:

          (a) any legal requirements or regulations shall have been met relating to the issuance of such Restricted Shares or Retained Distributions or to their registration, qualification or exemption from registration or qualification under the Securities Act of 1933 or any applicable state securities law; and,

          (b) satisfactory assurances shall have been received that such Restricted Shares, when delivered, will be duly listed on the New York Stock Exchange.

16.  NO RIGHT TO RENOMINATION.

     Nothing in the Plan or in any grant shall confer upon any Director the right be nominated for reelection to the Board.

17.  NON-EXCLUSIVITY OF PLAN.

     Neither the adoption of the Plan by the Compensation Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Compensation Committee or the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the awarding of Common Stock otherwise than under the Plan, and such arrangements as may be either generally acceptable or applicable in specific cases.

18.  GOVERNING LAW.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Texas.

19.  MISCELLANEOUS PROVISIONS.

     (a) Except as to automatic grants to Outside Directors pursuant to Paragraph 5 hereof, no employee or other person shall have any claim or right to be granted Shares under this Plan.

     (b)  The expenses of the Plan shall be born by the Company.

     (c) By accepting any grant under the Plan, each Outside Director and each personal representative or beneficiary and each other person claiming by, through or under such Outside Director shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Compensation Committee.

     (d) Notwithstanding anything to the contrary contained in this Plan or any agreement entered into hereunder, any Restricted Shares Agreement or other agreement entered into under this Plan and any Restricted Shares grant made under this Plan shall be conditional and shall be entered into or granted, as the case may be, subject to the approval of this Plan by the affirmative vote of the holders of a majority of the Voting Securities of the Company present or represented and entitled to vote at the first Annual Meeting held following the Effective Date. No such agreement entered into under this Plan or any Restricted Shares grant made under this Plan shall create any obligation in the Company prior to such approval. In the event that the stockholders of the Company do not so approve this Plan, any and all such agreements theretofore entered into shall thereupon terminate and shall be void and of no force or effect, no Restricted Shares shall be required to be issued thereunder and any Restricted Shares theretofore issued shall be immediately surrendered by each Participant or other holder thereof to the Company for cancellation.

     (e) Each grant of Restricted Shares to any person serving at the Grant Date as a Director shall be in consideration of past services of the Participant. Each grant of Restricted Shares to a person who was not serving as a Director prior to the Grant Date shall be in consideration of such person's agreement to stand for election as or be considered for appointment as a director and to serve as such if so elected or appointed. Each such grant shall be deemed to constitute a conclusive finding by the Board that such services or agreement, as applicable, have a value equal to or in excess of the value of such Restricted Shares, and constitute payment in full therefor. All authorized and unissued shares issued as Restricted Shares in accordance with the Plan shall be fully paid and nonassessable shares and free from preemptive rights. No Restricted Shares shall be issued for consideration having a value less than the par value of the Common Stock.